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                                                                    EXHIBIT 24.6


                                  FANTASMA, LLC


          POWER OF ATTORNEY TO SIGN REGISTRATION STATEMENT ON FORM S-4


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned do hereby constitute and appoint Gerald F. Cerce, Duane M. DeSisto and Stephen J. Carlotti, and each of them, with full power of substitution and full power to act without the other, as his true and lawful attorney-in-fact and agent to act in his name, place and stead and to execute in the name and on behalf of the undersigned, individually and in each capacity stated below, a Registration Statement on Form S-4 of Fantasma, LLC (the "Company") relating to the 10 3/4% Series B Notes due 2006 of AAi.FOSTERGRANT, Inc. ("AAi") and the Guarantees of the 10 3/4% Series B Notes due 2006 by several of AAi's subsidiaries, including the Company, and any and all amendments (including post-effective amendments) thereto, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

        This Power of Attorney has been signed by the following persons in the capacities and on the date or dates indicated.

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

              Signature                                    Title                            Date
              ---------                                    -----                            ----
/s/ Roger D. Dreyer                                      President                    August 10, 1998
------------------------------------           (Principal Executive Officer)
Roger D. Dreyer


/s/ Duane M. DeSisto                                     Treasurer                    August 10, 1998
------------------------------------           (Principal Financial Officer)
Duane M. DeSisto


/s/ Stephen J. Korotsky                                  Controller                   August 10, 1998
------------------------------------           (Principal Accounting Officer)
Stephen J. Korotsky


Houdini Capital Ltd.                                       Member                     August 10, 1998

By:/s/ Roger D. Dreyer
   ---------------------------------
   Roger D. Dreyer, President
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